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                                                            ARTHUR ANDERSEN LLP




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accounts, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-91921 for Hartford Life and Annuity Insurance Company Separate Account Seven on Form N-4.

Hartford, Connecticut                                  /s/  Arthur Andersen LLP
April 7,  2000